SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 23, 1996



                            CHAPARRAL RESOURCES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Colorado                     0-7261                  84-0630863
 ---------------------------       -------------------       ------------------
(State or other jurisdiction      (Commission File No.)     (I.R.S. Employer
 of incorporation)                                           Identification No.)





           621 Seventeenth Street, Suite 1301, Denver, Colorado 80293
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number including area code: (303) 293-2340






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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     (a) On July 23, 1996, the Company requested and received the resignation of Grant Thornton LLP as the Company's principal independent accountants.

     (b) There were no disagreements during the Company's two fiscal years ended November 30, 1995, or any interim period subsequent thereto between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference in its reports to the subject matter of such disagreement.

     (c) The opinions of Grant Thornton LLP on the Company's financial statements for the fiscal years ended November 30, 1995 and 1994, contained no adverse opinion or disclaimer of opinion, nor were such opinions qualified as to uncertainty, audit scope or accounting principles, except that the opinion on the Company's financial statements for the fiscal year ended November 30, 1995, raised substantial doubt about the Company's ability to continue as a going concern.

     (d) The decision to change accountants was approved by the Company's Board of Directors.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     (a) Financial Statements--Not Applicable.


     (b) Exhibits.

     (16) Letter on Change in Certifying Accountant.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 23, 1996

                                            CHAPARRAL RESOURCES, INC.



                                             By /s/ Paul V. Hoovler
                                                -------------------------------
                                                Paul V. Hoovler, Vice President

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                                  EXHIBIT INDEX


Exhibit           Description                                          Page No.

16                Letter on Change in Certifying Accountant               5



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